Consolidated statements of comprehensive income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Statement of comprehensive income [abstract]
Net loss for the year	$ (52,419)	$ (60,514)	$ (825)
Items that are or may be reclassified subsequently to profit or loss:
Foreign cumulative conversion adjustment	(525)	548	676
Other comprehensive income (loss) for the year, net of taxes	(525)	548	676
Total comprehensive loss for the year	$ (52,944)	$ (59,966)	$ (149)